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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington D.C. 20549

                                   FORM 8-K

       CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


      DATE OF REPORT (Date of earliest event reported):  August 18, 1998
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                     Commission file number:  000-23735
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                       PRECEPT BUSINESS SERVICES, INC.
            (Exact name of registrant as specified in its charter)

            Texas                                             75-2487353
  (State or other jurisdiction of                         (I.R.S. Employer
  incorporation or organization)                         Identification No.)

1909 Woodall Rodgers Freeway, Suite 500                         75201
(Address of principal executive offices)                      (Zip Code)

      Registrant's telephone number, including area code: (214) 754-6600


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ITEM 7         FINANCIAL STATEMENTS

Item 7(a) Condensed Operating Results and Balance Sheet for Years ended June 30, 1998 and 1997

          Included as Exhibit 99.1 is the Company's press release dated August 18, 1998 in which the Company announced its preliminary operating results and financial position for fiscal year 1998.

Item 7(c)      Exhibits

99.1           Press release dated August 18, 1998 - Fiscal Year 1998 Operating
               Results.



                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly issued this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PRECEPT BUSINESS SERVICES, INC.


September 11, 1998                     By:
                                           William W. Solomon, Jr.
                                           Senior Vice President, Chief
                                             Financial Officer
                                           (Principal Financial and Accounting
                                             Officer)